SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 15, 2002



                                MORGAN STANLEY
            (Exact name of registrant as specified in its charter)


            Delaware                           1-11758                             36-3145972
(State or other jurisdiction of        (Commission File Number)      (I.R.S. Employer Identification Number)
         incorporation)

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                    1585 Broadway, New York, New York 10036
         (Address of principal executive offices, including zip code)



      Registrant's telephone number, including area code: (212) 761-4000


                                Not Applicable
         (Former name or former address, if changed since last report)


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Item 5.   Other Events

     On August 15, 2002, Standard & Poor's announced that it had placed its double-'A'-minus/'A-1'-plus long- and short-term counterparty credit ratings on Morgan Stanley and two other major financial services firms on CreditWatch with negative implications. Standard & Poor's also stated that, "[i]f lowered, the long- and short-term ratings are not likely to be lowered by more than one notch."






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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               MORGAN STANLEY
                               ------------------------------------
                               (Registrant)



                               By: /s/ Martin M. Cohen
                                   ---------------------------------
                                    Name:   Martin M. Cohen
                                    Title:  Assistant Secretary



Date:  August 15, 2002